Exhibit 99.1

Raser Technologies Inc. Announces Listing on the Archipelago Exchange(SM) (ArcaEx(R))

PROVO, Utah—(BUSINESS WIRE)—Nov. 3, 2005—Raser Technologies Inc. (PCX: RZ) (“Raser”), a technology licensing company that develops and licenses advanced electric motor, electric motor drive and related technologies, announced today that its Board of Directors has accepted a listing on the Archipelago Exchange(SM) (ArcaEx®), the nation’s first totally open, all-electronic stock exchange. Trading on ArcaEx will begin today under the character ticker symbol: RZ.

Raser’s Board of Directors has officially adopted governance guidelines consistent with its corporate philosophy and specifically designed to meet the listing requirements of ArcaEx. By virtue of its listing, Raser is exempt from all state registration requirements, known as “blue sky laws” (SEC Release No. 3-7494, Jan. 2, 1998).

“We are pleased to be listing on a national stock exchange like ArcaEx as we continue to work on increasing awareness of Raser in the investor community,” commented Brent M. Cook, CEO of Raser. “ArcaEx’s open market structure is an ideal listing venue for Raser, and we are confident that having our stock trade on an exchange known for fairness is the right decision for our investors.”

In addition to providing the advantages of electronic trading, ArcaEx enables NYSE- , Amex- and Nasdaq-listed companies and their investors to reap the benefits of ArcaEx’s investor-focused market structure. ArcaEx operates as an all-electronic auction market, with an open limit order book matching buyers and sellers directly based on simple price and time priority, leveling the playing field for all market participants.

There are no middlemen on ArcaEx. Buyers and sellers meet directly in an open, electronic environment governed by simple trading rules that confer no privileges. ArcaEx operates on three simple but fundamental principles:

•	Openness

•	Fairness

•	Strict Price-Time Priority

Currently more than 230 companies are listed on ArcaEx. In addition to its own listings, the exchange trades all NYSE-, Nasdaq-, and Amex-listed stocks.

About Raser Technologies

Formed in 2003, Raser believes that its current and pending patents and proprietary intellectual property cover breakthrough technologies. Raser’s Symetron(TM) technologies more efficiently harness electrical energy in electric motors, electric motor drives and controllers, alternator and generator technologies. Application of Symetron(TM) generally requires minor changes to existing manufacturing processes for motors or their controllers, but yields significant increases in power, performance and efficiency to the rotating electro-magnetic application without the use of exotic materials. Raser is headquartered in Provo, Utah. Further information on Raser may be found at: www.rasertech.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding the following: the company’s beliefs about the results and effect of listing the company’s stock on ArcaEx. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ, including, without limitation, changes in market conditions for the company’s stock, and such other risks as identified in our quarterly report on Form 10-QSB for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission, and all subsequent filings, which contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we undertake no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding the following: the company’s beliefs about the results and effect of listing the company’s stock on ArcaEx. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ, including, without limitation, changes in market conditions for the company’s stock, and such other risks as identified in our quarterly report on Form 10-QSB for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission, and all subsequent filings, which contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we undertake no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

Contact:

Raser Technologies Inc.

Investor Relations

investorrelations@rasertech.com

William Dwyer, 801-765-1200

or

Archipelago

Margaret Nagle, 312-442-7083